Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Advantagecars.com, Inc. (DE)
dba
Sterling McCall Fiat
Sterling McCall Hyundai
Advantage Cars
Advantage Car Sales
Advantagecars
Advantagecars.com

Amarillo Motors-F, Inc. (DE)
dba
Gene Messer Ford
Gene Messer Ford Lincoln
Gene Messer Ford Lincoln of Amarillo
Gene Messer Ford of Amarillo
Gene Messer Lincoln
Gene Messer Lincoln of Amarillo
Gene Messer Ford Value Lot
Gene Messer Ford of Amarillo Collision Center

AR Sudeste Comércio de Veiculos Ltda. (Brazil)
dba
AR Motors Nissan Marcechal
AR Motors Nissan Parque Curitiba
AR Motors Nissan Ceará

AR – Veiculos e Participações Ltda. (Brazil)
dba
Alpes - Peugeot São Caetano do Sul
Aples - Peugeot Sto André
Alpes - Pegeout São Bernardo do Campo
Alpes - Pegeout Caçapava

Baron Development Company, LLC (KS)

Baron Leasehold, LLC (KS)

Barons Farnborough Limited (UK)
dba
Barons Farnborough

Barons Hindhead Limited (UK)
dba
Barons Hindhead

Bob Howard Automotive-East, Inc. (OK)
dba
South Pointe Chevrolet
South Pointe Truck Annex

Bob Howard Chevrolet, Inc. (OK)
dba
Bob Howard Chevrolet

Bob Howard Dodge, Inc. (OK)
dba
Bob Howard Chrysler Dodge Jeep Ram

Bob Howard Motors, Inc. (OK)
dba
Bob Howard Toyota
Bob Howard Scion
Bob Howard Auto Group

Bob Howard Nissan, Inc. (OK)
dba
Bob Howard Nissan

Bohn Holdings, Inc. (DE)

Bohn Holdings, LLC (DE)

Bohn-FII, LLC (DE)

Casa Chevrolet Inc. (NM)

Casa Chrysler Plymouth Jeep, Inc. (NM)

Chandlers Garage Holdings Limited (UK)

Chandlers Garage Worthing Limited (UK)
dba
Chandlers Worthing

Chandlers Garage (Brighton) Limited (UK)
dba
Chandlers Brighton

Chandlers (Hailsham) Limited (UK)
dba
Chandlers Hailsham

Chaperral Dodge, Inc. (DE)
dba
Dallas Chrysler Dodge Jeep Ram

Courtesy Ford, LLC (DE)

CVK Auto Comércio de Veiculos Ltda. (Brazil)
dba
Euro Import BMW/MINI Londrina
Euro Import BMW – Cascavel

Danvers-N, Inc. (DE)

Danvers-NII, Inc. (DE)

Danvers-S, Inc. (DE)
dba
Ira Audi
Ira Porsche
Porsche of Danvers

Danvers-SB, Inc. (DE)
dba
BMW of Stratham
Ira BMW of Stratham

Danvers-SU, LLC (DE)
dba
Ira Subaru

Danvers-T, Inc. (DE)
dba
Ira Toyota
Ira Toyota of Danvers
Ira Scion
Ira Collision Center

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Danvers-TII, Inc. (DE)
dba
Ira Toyota of Tewksbury
Ira Scion of Tewksbury
Ira Toyota II
Ira Scion II
Ira Toyota II / Scion II

Danvers-TIII, Inc. (DE)
dba
Ira Toyota of Milford
Ira Toyota III
Ira Scion III

Danvers-TL, Inc. (DE)
dba
Ira Lexus

Euro Import Comércio e Serviços Ltda. (Brazil)
dba
Euro Import MINI – Curitiba
Euro Import BMW – Curitiba
Euro Import BMW - Collision Center

Euro Import Motos Comércio de Motocicletas Ltda. (Brazil)
dba
Euro Import BMW - Motorrad Londrina

Euro Import Veiculos e Serviços Ltda. (Brazil)

FMM, Inc. (CA)

G1R Florida, LLC (DE)

G1R MASS, LLC

GPI AL-N, Inc. (DE)
dba
Pat Peck Nissan

GPI AL-SB, LLC (DE)
dba
BMW of Mobile
BMW of Mobile Collision Center

GPI CA-DMII, Inc. (DE)
dba
Mercedes-Benz of Escondido
GPI CA-F, Inc. (NV)
dba
Ford of Escondido

GPI CA-NIII, Inc. (DE)

GPI CA-SH, Inc. (NV)
dba
Hyundai of Escondido

GPI CA-SV, Inc. (DE)
dba
Volkswagen Kearny Mesa

GPI CA-TII, Inc. (DE)
dba
Miller Toyota of Anaheim
Miller Scion of Anaheim

GPI CC, Inc. (DE)
dba
Group 1 Automotive Call Center

GPI FL-H, LLC (DE)
dba
Honda of Bay County

GPI FL-VW, LLC (DE)
dba
Volkswagen of Panama City

GPI FL-VWII, LLC (DE)
dba
Volkswagen of New Port Richey

GPI GA Holdings, Inc. (DE)

GPI GA Liquidation, LLC (DE)

GPI GA-CGM, LLC (NV)
dba
Rivertown Buick GMC

GPI GA-DM, LLC (DE)
dba
Mercedes-Benz of Augusta

GPI GA-F, LLC (DE)

GPI GA-FII, LLC (DE)
dba
Jim Tidwell Ford
Group 1 Atlanta
Group 1 Automotive - Southeast Region
Tidwell Ford Collision Center

GPI GA-FIII, LLC (DE)
dba
Rivertown Ford

GPI GA-FM, LLC (NV)
dba
Rivertown Mazda
GPI GA-FV, LLC (NV)

GPI GA-SU, LLC (NV)
dba
Rivertown Subaru
Volvo of Columbus
Rivertown Bargain Center

GPI GA-T, LLC (DE)
dba
World Toyota
World Scion
World Toyota Collision & Glass Center

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

GPI GA-TII, LLC (NV)
dba
Rivertown Toyota
Rivertown Scion
Rivertown Supercenter

GPI KS Motors, Inc. (DE)
dba
Peoples Auto Credit

GPI KS-SB, Inc. (DE)
dba
Baron BMW
Baron MINI
Baron BMW Collision Center

GPI KS-SH, Inc. (DE)
dba
Shawnee Mission Hyundai

GPI KS-SK, Inc. (DE)
dba
Shawnee Mission Kia

GPI LA-FII, LLC (DE)
dba
Rountree Ford Lincoln

GPI LA-SH, LLC (DE)
dba
Bohn Hyundai

GPI MD-SB, Inc. (DE)
dba
BMW of Annapolis
MINI of Annapolis
BMW of Annapolis Collision Center

GPI MS-H, Inc. (DE)
dba
Pat Peck Honda

GPI MS-N, Inc. (DE)
dba
Pat Peck Nissan
Gulfport Used Car Outlet

GPI MS-SK, Inc. (DE)
dba
Pat Peck Kia

GPI NH-T, Inc. (DE)
dba
Ira Toyota of Manchester
Ira Scion of Manchester

GPI NH-TL, Inc. (DE)
dba
Ira Lexus of Manchester

GPI OK-HII, Inc. (NV)
dba
South Point Honda
South Point Used Car and Truck Center

GPI OK-SH, Inc. (DE)
dba
Bob Howard Hyundai

GPI SA, LLC (DE)

GPI SAC-T, Inc. (DE)
dba
Folsom Lake Toyota
Folsom Lake Scion
Folsom Lake Collision Center
Folsom Lake Toyota Collision Center
Folsom Lake Used Car Outlet

GPI SAII, LLC (DE)

GPI SC, Inc. (DE)
dba
Sterling McCall Collision of Jersey Village

GPI SC Holdings, Inc. (DE)

GPI SC-A, LLC
dba
Audi Columbia

GPI SC-SB, LLC (DE)
dba
BMW of Columbia

GPI SC-SBII, LLC (DE)
dba
Hilton Head BMW

GPI SC-T, LLC (DE)
dba
Toyota of Rock Hill
Scion of Rock Hill

GPI SD-DC, Inc. (DE)
dba
Rancho Chrysler Dodge Jeep Ram
Rancho Collision Center
Rancho Auto Group

GPI TX-ARGMIII, Inc. (NV)
dba
Cadillac of Arlington

GPI TX-EPGM, Inc. (DE)
dba
Shamaley Buick GMC

GPI TX-F, Inc. (DE)
dba
Shamaley Ford
Shamaley Collision Center
Shamaley Collision Center of El Paso

GPI TX-FII, Inc. (DE)

GPI TX-HGM, Inc. (DE)
dba
David Taylor Cadillac

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

GPI TX-HGMII, Inc. (NV)
dba
Sterling McCall Buick

GPI TX-NVI, Inc. (NV)

GPI TX-SBII, Inc. (DE)
dba
BMW of El Paso
MINI of El Paso

GPI TX-SBIII, Inc. (NV)
dba
BMW of Arlington
BMW of Arlington Collision Center
BMW of North Arlington Collision Center
BMW-MINI of Arlington
MINI of Arlington

GPI TX-SHII, Inc. (DE)
dba
South Loop Hyundai
Auto Needs Superstore.com

GPI TX-SK, Inc. (DE)
dba
Gene Messer Kia

GPI TX-SV, Inc. (DE)
dba
Metro Volkswagen

GPI TX-SVII, Inc. (DE)
dba
Volkswagen of Beaumont

GPI TX-SVIII, Inc. (DE)
dba
Volkswagen of Alamo Heights

GPI, Ltd. (TX)

Group 1 Associates Holdings, LLC (DE)
Group 1 Associates, Inc. (DE)

Group 1 Automotive do Brasil Ltda. (Brazil)

Group 1 Automotive Reinsurance Two, Ltd. (Turks & Caicos Islands)

Group 1 Automotive UK Limited (UK)

Group 1 FL Holdings, Inc. (DE)

Group 1 Funding, Inc. (DE)

Group 1 Holdings BV (Netherlands)

Group 1 Holdings-DC, L.L.C. (DE)

Group 1 Holdings-F, L.L.C. (DE)

Group 1 Holdings-GM, L.L.C. (DE)

Group 1 Holdings-H, L.L.C. (DE)

Group 1 Holdings-N, L.L.C. (DE)

Group 1 Holdings-S, L.L.C. (DE)

Group 1 Holdings-T, L.L.C. (DE)

Group 1 LP Interests-DC, Inc. (DE)

Group 1 Realty, Inc. (DE)
dba
Group 1 Realty, Inc. of Delaware (LA)
G1R of New Hampshire (NH)

Group 1 SA BV (Netherlands)

Harvey Ford, LLC (DE)
dba
Don Bohn Ford
BohnZone Collision Center

Harvey GM, LLC (DE)
dba
Don Bohn Buick GMC

Harvey Operations-T, LLC (DE)
dba
Bohn Brothers Toyota
Bohn Brothers Scion
Bohn Brothers Quality Select Used Cars

Hodgson Automotive Limited (UK)
dba
Chingford Audi
Chelmsford Audi
Colchester Audi
Harold Wood Audi
Southend Audi
Stansted Audi

Howard-DCIII, LLC (DE)
dba
South Pointe Chrysler Dodge Jeep Ram

Howard-GM, Inc. (DE)
dba
Bob Howard Buick GMC
Bob Howard GMC Truck
Bob Howard Collision Center

Howard-GM II, Inc. (DE)
dba
Smicklas Chevrolet
John Smicklas Chevrolet
Bob Howard PDC
Group 1 Autoparts
Group 1 Autoparts.com
Howard Parts Distribution Center
Smicklas PDC
Smicklas Chevrolet Collision Center

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Howard-H, Inc. (DE)
dba
Bob Howard Honda

Howard-HA, Inc. (DE)
dba
Bob Howard Acura

Howard-SB, Inc. (DE)
dba
BMW of Tulsa

Ira Automotive Group, LLC (DE)

Ivory Auto Properties of South Carolina, LLC (SC)

Key Ford, LLC (DE)
dba
World Ford Pensacola
World Ford Pensacola Collision Center

Koons Ford, LLC (DE)

Kutz-N, Inc. (DE)
dba
Courtesy Nissan

Lubbock Motors, Inc. (DE)
dba
The Credit Connection
The Credit Connection of Amarillo

Lubbock Motors-F, Inc. (DE)
dba
Gene Messer Ford
Gene Messer Ford Lincoln
Gene Messer Lincoln
Gene Messer Ford Collision Center
Gene Messer Value Lot
The Credit Connection

Lubbock Motors-GM, Inc. (DE)
dba
Gene Messer Chevrolet
Gene Messer Accessories
Gene Messer Quality Used Cars

Lubbock Motors-S, Inc. (DE)
dba
Gene Messer Volkswagen
Gene Messer Used Cars
Gene Messer Value Lot Wolfforth

Lubbock Motors-SH, Inc. (DE)
dba
Gene Messer Hyundai

Lubbock Motors-T, Inc. (DE)
dba
Gene Messer Toyota
Gene Messer Scion

Maxwell Ford, Inc. (DE)
dba
Maxwell Ford

Maxwell Ford Collision Center
Maxwell Ford Supercenter

Maxwell-GMII, Inc. (DE)
dba
Freedom Chevrolet

Maxwell-N, Inc. (DE)
dba
Town North Nissan

Maxwell-NII, Inc. (DE)
dba
Round Rock Nissan

McCall-F, Inc. (DE)
dba
Sterling McCall Ford
Sterling McCall Ford Collision Center

McCall-H, Inc. (DE)
dba
Sterling McCall Honda

McCall-HA, Inc. (DE)
dba
Sterling McCall Acura

McCall-N, Inc. (DE)
dba
Sterling McCall Nissan
Sterling McCall Nissan Collision Center

McCall-SB Inc. (DE)
dba
Advantage BMW
Advantage BMW Midtown
Advantage BMW of Clear Lake
Advantage MINI of Clear Lake
BMW of Clear Lake
MINI of Clear Lake

McCall-T, Inc. (DE)
dba
Sterling McCall Toyota
Sterling McCall Scion
West Region Management Group

McCall-TII, Inc. (DE)
dba
Fort Bend Toyota
Fort Bend Scion
Fort Bend Toyota Collision Center

McCall-TL, Inc. (DE)
dba
Sterling McCall Lexus
Lexus of Clear Lake
SMR Auto Glass
Sterling McCall Collision Center of Clear Lake
Sterling McCall Restoration Center

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Mike Smith Automotive-H, Inc. (DE)
dba
Mike Smith Honda
Mike Smith Collision Center

Mike Smith Automotive-N, Inc. (TX)
dba
Mike Smith Nissan

Mike Smith Autoplaza, Inc. (TX)

Mike Smith Autoplex, Inc. (TX)

Mike Smith Autoplex Dodge, Inc. (TX)
dba
Mike Smith Chrysler Dodge Jeep Ram

Mike Smith Autoplex-German Imports, Inc. (TX)
dba
Mike Smith Mercedes-Benz

Mike Smith Imports, Inc. (TX)
dba
BMW of Beaumont
Mike Smith BMW

Millbro, Inc. (CA)

Miller Automotive Group, Inc. (CA)

Miller-DM, Inc. (DE)
dba
Mercedes-Benz of Beverly Hills
Miller's Mercedes-Benz of Beverly Hills
smart center Beverly Hills
Beverly Hills, Ltd.

Miller Family Company, Inc. (CA)
dba
Miller Honda
Miller Honda - Van Nuys

Miller Infiniti, Inc. (CA)

Miller Nissan, Inc. (CA)

NJ-DM, Inc. (DE)
dba
Mercedes-Benz of Freehold

NJ-H, Inc. (DE)
dba
Honda of Freehold

NJ-HA, Inc. (DE)
dba
Elite Acura

NJ-HAII, Inc. (DE)
dba
Boardwalk Acura
Boardwalk Acura Collision Center

NJ-HII, Inc. (DE)
dba
Boardwalk Honda

NJ-SB, Inc. (DE)
dba
BMW of Atlantic City
BMW of Atlantic City Collision Center

NJ-SV, Inc. (DE)
dba
Volkswagen of Freehold

NY-DM, Inc. (DE)
dba
Mercedes-Benz of Massapequa

NY-FV, Inc. (DE)
dba
Hassel Volvo
Hassel Volvo Glen Cove
Hassel Auto Group

NY-SB, Inc. (DE)
dba
Hassel BMW
Hassel MINI
Hassel Auto Group
Hassel BMW Collision Center

NY-SBII, Inc. (DE)

Rockwall Automotive-DCD, Ltd. (TX)
dba
Rockwall Chrysler Dodge Jeep Ram

Rockwall Automotive-F, Inc. (DE)
dba
Rockwall Ford
Rockwall Ford Collision Center

Sul Import Veiculos e Serviços Ltda.
dba
Euro Import Land Rover Curitiba
Euro Import Land Rover Londrina

Sunshine Buick Pontiac GMC Truck, Inc. (NM)

Tate CG, L.L.C. (MD)

Think One Limited (UK)
dba
Think Ford Bracknell
Think Ford Farnborough
Think Ford Guildford
Think Ford Wokingham

UAB Auto Participações Ltda. (Brazil)

UAB Motors Corretora de Seguros Ltda. (Brazil)

UAB Motors Participações Ltda. (Brazil)

UAL Motors Participações Ltda. (Brazil)

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

UAN Motors Participações Ltda. (Brazil)

UAQ Publicidade Propaganda Ltda. (Brazil)

United Auto Aricanduva Comércio de Veiculos Ltda. (Brazil)
dba
T-Drive SJC
T-Drive Tatuapé
T-Drive Collision Center

United Auto Interlagos Comércio de Veiculos Ltda. (Brazil)
dba
AR Motors Nissan Nações
AR Motors Nissan Morumbi

United Auto Participações Ltda. (Brazil)

United Auto São Paulo Comércio de Veiculos Ltda. (Brazil)
dba
Renault AR Motors – Nações
Renault AR Motors – Morumbi
Renault AR Motors - João Dias

Walter Holdings Limited (UK)